UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2025

Actelis Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41375	52-2160309
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

710 Lakeway Drive, Suite 200, Sunnyvale, CA 94085
(Address of principal executive offices)

(510) 545-1045

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ASNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On December 9, 2025, Actelis Networks, Inc. (the “Company”) issued a press release titled “Actelis Networks Regains Compliance with Nasdaq Bid Price Requirement”. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The press release and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events.

As previously disclosed, on May 12, 2025, The Nasdaq Stock Market LLC (“Nasdaq”) notified the Company that it was not in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2), which requires that issuers listed on The Nasdaq Capital Market maintain a minimum bid price of $1.00 per share (the “Bid Price Rule”). On December 3, 2025, the Company received formal notice from Nasdaq that the Company has regained compliance with the Bid Price Rule and evidenced compliance with all other applicable criteria for continued listing on The Nasdaq Capital Market. Accordingly, the previously disclosed listing matter has been closed.

The Company will remain subject to a one-year “Panel Monitor”, as contemplated by Nasdaq Listing Rule 5815(d)(4)(A), through December 5, 2026. If during that period the Company fails to satisfy any of the criteria for continued listing on The Nasdaq Capital Market, the staff of Nasdaq may not grant the Company additional time to regain compliance. Rather, Nasdaq will issue a delist determination, which the Company may address by requesting a new hearing before the Nasdaq Hearings Panel.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated December 9, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTELIS NETWORKS, INC.

Dated: December 9, 2025	By:	/s/ Tuvia Barlev
	Name:	Tuvia Barlev
	Title:	Chief Executive Officer

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